                                   ANNUAL REPORT
                                 DECEMBER 31, 2000

                                    LEGG MASON
                                       FOCUS
                                    TRUST, INC.

                                 [LEGG MASON LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Focus Trust's report for the year ended December 31, 2000.

  Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the "Performance Information" section of this report.

  PricewaterhouseCoopers LLP, Focus Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2000, are included in this report.

  We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III

                                             Edward A. Taber, III
                                             President

February 2, 2001

Portfolio Manager's Comments
Legg Mason Focus Trust, Inc.

Performance Analysis

     Legg Mason Focus Trust's 2000 year-end performance statistics are shown below with total returns of two comparable benchmarks: the Standard & Poor's 500 Stock Index and the Lipper Large-Cap Value Index. In addition, we have provided two-, three-, four-, and five-year average annual returns.

                                          Year to    Two-    Three-   Four-    Five-
                                         Date 2000   Year     Year     Year     Year
                                         ---------   -----   ------   ------   ------
Focus Trust                               -22.5%     -4.2%    +9.1%   +13.8%   +14.5%
S&P 500 Stock Index                        -9.1%     +4.9%   +12.3%   +17.2%   +18.3%
Lipper Large-Cap Value Index               +2.0%     +6.3%   +10.1%   +14.5%   +15.7%

     Our net asset value per share declined from $26.09 on December 31, 1999, to $20.21 at year end 2000. For the second year in a row, there was no dividend or capital gains distribution to shareholders.

Portfolio Manager's Comments

     We were very disappointed with the price performance of Focus Trust this past year. Since inception (April 1995) the share price of Focus Trust, after dividends, had risen steadily from $10 per share to $26.09 at the end of 1999. At the end of 1999, our price performance relative to the S&P 500 Index was superior in the two- and three-year average return periods and for the four-year period only lagged the S&P 500 by 18 basis points(1) (less than 0.2%). During that time our average tax efficiency rating was 98%, besting the Vanguard 500 Index Fund which averaged a tax efficiency rating of 96% during that same period. By all accounts, Focus Trust was meeting its goal of out-performing the S&P 500 Index over the long term and doing so in a tax-efficient manner.

     Then came the unruly market of 2000 . . .

     For the year, the tech-heavy NASDAQ Composite dropped a stunning 39% (the worst one-year decline of any index since 1931). The Standard & Poor's 500 Index fell 9.10% (its worst performance since 1977) and the Dow Jones Industrial Average declined 4.85% (its worst price decline 1981).

     On an industry basis, the best and worst performing groups in 2000 were:

            Best                          Worst
----------------------------  ------------------------------
Utilities             +54.6%  Basic Materials         -13.6%
Health Care           +35.0%  Consumer Cyclicals      -19.7%
Financials            +24.5%  Technology              -39.7%
Transportation        +17.7%  Communications          -40.5%
Energy                +13.4%
Consumer Staples       +4.0%
Capital Goods          -3.2%

---------------
(1) 100 basis points = 1%.

     In our portfolio, we did not own (nor have we ever owned for reasons explained later in this report) utility, transportation, or energy companies. However, our financial companies performed reasonably well last year:

                                          2000 Percentage
                                           Price Change
                                          ---------------
American Express Company                       -0.9%
American International Group, Inc.            +36.7%
Berkshire Hathaway Inc. - Class A             +26.6%
Citigroup, Inc.                               +22.5%

     Our consumer staple company did well:

Avon Products, Inc.                           +45.1%

     And even our motorcycle company did well:

Harley Davidson, Inc.                         +24.1%

     But these star performers were not enough to offset the large declines we suffered in our technology, media, and retail companies:

Amazon.com, Inc.                              -79.6%
America Online, Inc.                          -53.9%
Gateway, Inc.                                 -75.0%
The Home Depot, Inc.                          -33.5%
International Business Machines
  Corporation                                 -21.3%
International Speedway Corporation            -24.6%
Wal-Mart Stores, Inc.                         -23.1%
WPP Group plc                                 -24.4%

     In addition, we suffered from the decline in share prices of Unisys and WorldCom (-60%). Both companies were sold at year-end to offset taxable gains that occurred earlier in year from the sale of Nokia and Philips Electronics N.V.

     If we look back to 1999, this relative industry performance was exactly the opposite of what is listed above. The best performing groups in 1999 were Technology (+74.0%), Basic Materials (+24.0%), Consumer Cyclicals (+21.0%), and Communications (+17.4%). Conversely, the worst performing groups in 1999 were Utilities (-12.5%), Transportation (-10.7%), Health Care (-9.3%), and Consumer Staples (-7.5%).

     So what caused this stunning reversal of fortune - or reversal of a loss of fortune, depending on your position? The answer plainly lies in the abrupt and significant change in the U.S. economy.

     Over the past three years, there were three significant financial events that caused the Federal Reserve to drop interest rates and inject liquidity into the market. The first was the Asian Financial

Crisis (1998). The second was the Long-Term Capital Hedge Fund debacle (1998-1999) and the last was the Y2K scare at the end of 1999.

     From the fall of 1998 until January 2000, interest rates were kept relatively low and the Federal Reserve, by expanding the money supply, provided ample liquidity for any potential market disruption. Any time the growth of the monetary base vastly exceeds the organic growth of the economy, the excess capital seeks out the best performing asset. Sometimes the best performing asset is commodities or real estate or international stocks. But this time, dollars gravitated to high capitalization technology companies, and this helped power the NASDAQ to its record highs.

     Soon the Asian Financial Crisis stabilized. Next, the Long-Term Capital hedge fund was able to unwind its complex trades with little market disruption and then, in the first week of 2000, the world discovered it would continue to function without any major computer malfunction. The Federal Reserve, to its credit, had successfully avoided a financial minefield. But at the start of the millennium, the Fed faced a new and far different scenario. Interest rates were now too low, the markets were spilling over with liquidity and the economy was sizzling. By the fourth quarter of 1999, the U.S. Gross Domestic Product was growing at an incredible 8.3% rate. If the economy were left unchecked, the general fear was this high economic growth would eventually cause higher labor costs, higher asset costs, and very likely higher inflation (the Fed's sworn enemy). There was no other choice but to begin raising interest rates.

     The Fed had already put into place three small interest rate increases in the fall of 1999, but by the beginning of 2000 it was evident much higher interest rates were needed. As a consequence, the Fed raised rates three more times in the spring last year. At the same time, the Fed pulled back on the money supply. Soon there was no excess liquidity to further chase equity prices.

     The desired effect of raising interest rates incrementally over a multi-month period is equivalent to pumping the brakes on a speeding car. The strategy is to slow the car down to a safer speed without having to jam on the brakes and possibly cause a mishap. In the past, Alan Greenspan, by using this incremental strategy of raising interest rates and then lowering interest rates, has successfully navigated the economy throughout the 1990s without causing a recession. Indeed, the last U.S. economic recession was in 1991.

     But when this past year the NASDAQ Composite dropped an amazing 50% from its spring high, it had a disastrous effect on consumer spending and consumer confidence. Over the past several years, economists have observed an increasingly stronger correlation between consumer spending and the value of the NASDAQ. When the NASDAQ gained in value, there was subsequent growth in consumer spending and conversely, when the NASDAQ swooned, consumer spending dropped off.

     For most economists, this recent correlation between consumer spending and market levels was something new. Never in the past had the correlation between market prices and retail sales been so strong. Some of you may remember the 1987 stock market crash. Despite the severe drop in equity prices that year, consumer attitudes were largely unaffected. Looking back, we can now see that in 1987, consumers did not adjust spending habits with the level of the stock market. Many individuals at that time were not heavily invested in the market. Most individuals who had exposure to the stock market were covered by pension plans that guaranteed a retirement payout. IRA accounts were relatively new. The Internet had not been commercialized and the advent of cable programs was more a curiosity than a mainstay.

     Of course, today the environment is very different. Today, a greater number of individuals are more directly affected by changes in the stock market. Over the last ten years, a record number of individuals have become first-time investors. IRA accounts are now standard and many individuals have taken responsibility for their own corporate retirement plans through the use of 401(k) plans. In turn, these 401(k) plans are primarily invested in stock mutual funds. In addition, if you plan to provide a college education for your children, likely your savings are not in certificates of deposit, bonds, or money market accounts but more likely invested in the stock market.

     Today, not only have individuals invested a larger portion of their savings in the stock market, they now have access to unlimited amounts of information. The Internet, no longer just a communication tool for academics, now provides a deep well of financial information complete with up-to-the-minute stock pricing. With each minute, each hour, each day, whenever stock prices change, individuals can calculate changes in their own net worth. No wonder the financial cable programs on CNBC have become more popular than CNN. As a consequence, we now know when stock markets go up, net worth increases, confidence rises, and spending ensues, and when stock markets decline, individual net worth also declines, and so does confidence and spending.

     This past year, as interest rates ran up and stock prices ran down, consumer spending came to a screeching halt. The Fed's incremental rise in interest rates was no longer simply "tapping the brakes" on the economy. The fallout in consumer confidence and subsequent drop in consumer spending was more like "locking the brakes" on a fast-speeding economy. The now sudden and steep nature of the decline in growth has forced many economists to change their forecast of an economic "soft landing" to a now much more threatening "hard landing." Incredible as it may sound with GDP growth averaging 5.2% in the first half of 2000, there are now a few economists suggesting a recession is close at hand.

     Against this economic backdrop, defensive sectors like utilities, oil, health care and consumer staples, industries that are generally unaffected by changes in economic growth, will typically do better relative to sectors that are more affected by changes in economic growth. Looking back, we can now better understand the rotation away from economically sensitive companies and back towards defensive companies that occurred over this past year.

     If what happened in the market is now so clear to us, why did we not see this event coming and why did we not shift Focus Trust to take advantage of the sector rotation?

     The answer to this question is in two parts:

     1. Making micro bets based upon macro assumptions is a flawed portfolio strategy.

     2. We are investors, not traders.

     It is important to recognize that each economic cycle is different. There may be commonalities between cycles, but ultimately each economic period is not always identical to the previous period. When the economy slowed in 1995, most economists predicted a recession similar to the one that had occurred in 1991. But as the economy slowed it did not fall into a recession; rather, it achieved a "soft landing" and soon growth was picking up. Likewise, this past year, many economists believed that when the economy eventually slowed from the Fed's tightening, the probabilities were high it would achieve a "soft landing" just as it had in 1995. Of course, we now know the probabilities of a soft landing are diminishing and many economists are suggesting this down cycle is more like 1991. Some have even suggested this most recent economic deceleration resembles more the 1982 recession.

     If trained economists (the Federal Reserve included) are unable to predict future economic cycles, why should Focus Trust adopt a strategy of changing its portfolio based on economic forecasts? If in 1995 we thought the economy was entering a recession and we decided to sell our entire portfolio and buy utilities, oil, and consumer staples, we would have massively under-performed the indices in the following year. Of course, that particular strategy would have been correct this past year, but how are you ever to know? The answer is you will never know whether a portfolio decision based on macro economic predictions will ever be right until several months after the economic data become transparent. As we have learned, it is next to impossible to predict when the economy is going to change directions, what will be the magnitude of the change, and how long the economic change will last.

     The second reason we do not alter Focus Trust based on economic assumptions is because to do so would require us to frequently trade the companies in our portfolio. It is clear to us that we will never be able to beat the market by buying and holding oil companies, utilities, capital goods or basic material companies. The long-term growth in intrinsic value of these types of companies will not, in my judgment, match the long-term growth of intrinsic value of the market on average. Thus to out-perform the market with the above-mentioned companies would require us to pick and choose points when to own these businesses and when to sell them, a prediction that is heavily dependent on economic forecasts.

     There is, however, another portfolio strategy. It has a long history of success and it does not require the portfolio manager to make short-term economic forecasts. The focus strategy, as you know, is to purchase at the best possible prices a few superior businesses that will be able to grow their intrinsic value at an above-average market rate over a multi-year period of time, despite the vagaries of short-term economic cycles.

     There is, however, one downside to this portfolio strategy. Because of its concentrated nature, focus funds are highly volatile funds. Highly volatile relative to the market and highly volatile relative to other broadly diversified portfolios. This is a natural by-product of all focus funds.

     We were particularly interested in a recent study conducted by Dalbar, a Boston-based financial research firm. According to the firm's president, Louis Harvey, between 1984 and the end of 1998 the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186%, or 7.25%.

     How can this be?

     The answer, I believe, is because individuals have a tendency to chase short-term performance. The mutual fund data flows are painfully clear on this subject. The funds with the latest high relative performance get positive fund flows while the funds with low relative performance typically endure negative fund flows. Of course, this strategy is equivalent to buying high and selling low. This is not a profitable strategy when buying and selling stocks, and likewise it is an unprofitable strategy for buying and selling funds.

     The smarter strategy would be to sell the funds with the most recent out-performance and reinvest those profits into the funds with the most recent under-performance. Although counter-intuitive, an investor should walk into a winning portfolio manager's office and give them the old saying: "I have some good news and some bad news. The good news," says the smiling shareholder, "is that your performance is the best of any of my funds. The bad news is I am taking half my money out." On the same day, the same shareholder walks into the office of his worst performing portfolio manager's office and says, "I have some goods news and some bad news. The bad news is you were the worst performing fund I owned last year. The good news is I am doubling my investment."

     Clearly these are tough decisions to make. One must have a good deal of confidence in their portfolio manager to give them more money after a bad year's performance. There must be something in the manager's strategy that emboldens an investor to make this commitment. Oftentimes, the decision is made much easier by recognizing what investments the losing portfolio manager owns and judging whether making an investment in these securities will yield above-average returns going forward.

     Below is Focus Trust's portfolio as of the date of this letter, and the four major industries in which the Fund is currently invested:

             Financial Services:                                Technology:
       American Express Company                Dell Computer Corporation
       Berkshire Hathaway Inc. - Class A       Gateway, Inc.
       Citigroup Inc.                          IBM
       FleetBoston Financial Corporation       Koninklijke (Royal) Philips Electronics N.V.
       J.P. Morgan Chase & Co.

            Media/Entertainment:                                  Retail:
       America Online, Inc.                    Amazon.com, Inc.
       Eastman Kodak Company                   The Home Depot, Inc.
       International Speedway Corporation      Wal-Mart Stores, Inc.
       WPP Group plc

     According to Warren Buffett, "your goal should be simply to purchase, at a rational price, a part interest in an easily understood business whose earnings are virtually certain to be materially higher, five, ten, and twenty years from now. Over time, you will find only a few companies that meet those standards - so when you see one that qualifies, you should buy a meaningful amount of stock."

     When I look at each company in our portfolio, I believe each has a high probability of generating earnings that will be substantially higher over the next several years. Furthermore, I am of the opinion the economic returns of these businesses will exceed the forecast return of the market over the same period. Lastly, based on a conservative estimate of each company's intrinsic value, I believe shareholders are in a position to buy shares of these companies at prices demonstrably less than what they are presently worth.

     In conclusion, based on our calculations, shareholders have an opportunity to purchase shares in Focus Trust at one of the greatest discounts to underlying value since the Fund's inception.

     As always we greatly appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

                                                  Portfolio Manager

January 24, 2001
DJIA 10647.0

Performance Information
Legg Mason Focus Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.


------------------------------------------------------------
                         CUMULATIVE          AVERAGE ANNUAL
                        TOTAL RETURN          TOTAL RETURN
------------------------------------------------------------
One Year                   -22.54%               -22.54%
Five Years                 +96.55                +14.47
Since Inception+          +120.71                +14.88
------------------------------------------------------------
+Inception Date -- April 17, 1995
------------------------------------------------------------


[FOCUS TRUST CHART]

                                                                                                   STANDARD & POOR'S 500 STOCK
                                                                        FOCUS TRUST                    COMPOSITE INDEX(1)
                                                                        -----------                ---------------------------
4/17/95                                                                    10000                              10000
                                                                           10140                              10641
                                                                           10810                              11487
12/31/95                                                                   11229                              12178
                                                                           12385                              12832
                                                                           11983                              13408
                                                                           12485                              13823
12/31/96                                                                   13154                              14975
                                                                           13275                              15376
                                                                           14913                              18062
                                                                           15651                              19413
12/31/97                                                                   16982                              19971
                                                                           19833                              22757
                                                                           20864                              23508
                                                                           17544                              21170
12/31/98                                                                   24025                              25678
                                                                           26756                              26958
                                                                           26515                              28861
                                                                           23971                              27055
12/31/99                                                                   28492                              31081
                                                                           27214                              31794
                                                                           26155                              30949
                                                                           25598                              30650
12/31/00                                                                   22071                              28251

(1) An unmanaged index of widely held common stocks. Index returns are for the periods beginning April 30, 1995.

Focus Trust

SELECTED PORTFOLIO PERFORMANCE(+)

Strong performers for the year ended December 31, 2000*
--------------------------------------------------------
1.     Avon Products, Inc.                       +45.1%
2.     Berkshire Hathaway Inc. - Class A         +26.6%
3.     Harley-Davidson, Inc.                     +24.1%
4.     Citigroup Inc.                            +22.5%
5.     American Express Company                   -0.9%

 Weak performers for the year ended December 31, 2000*
--------------------------------------------------------
1.     Amazon.com, Inc.                          -79.6%
2.     Gateway, Inc.                             -75.0%
3.     America Online, Inc.                      -53.9%
4.     International Speedway Corporation        -24.6%
5.     WPP Group plc                             -24.4%

+ Individual stock performance is measured by the change in the stock's price;
  reinvestment of dividends is not included.

* Securities held for the entire year.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2000
----------------------------------------------
Dell Computer Corporation

 Securities sold during the 4th quarter 2000
----------------------------------------------
McDonald's Corporation
Unisys Corporation
WorldCom, Inc.

Statement of Net Assets
Legg Mason Focus Trust, Inc.
December 31, 2000
(Amounts in Thousands)

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.3%
Consumer Cyclicals -- 30.9%
  Leisure Time (Products) -- 7.3%
  Harley-Davidson, Inc.                                             100                    $  3,975
  International Speedway Corporation                                225                       8,531
                                                                                           --------
                                                                                             12,506
                                                                                           --------
  Retail (Building Supplies) -- 6.3%
  The Home Depot, Inc.                                              234                      10,691
                                                                                           --------
  Retail (General Merchandise) -- 8.5%
  Wal-Mart Stores, Inc.                                             273                      14,503
                                                                                           --------
  Retail (Home Shopping) -- 2.6%
  Amazon.com, Inc.                                                  286                       4,451(A)
                                                                                           --------
  Services (Advertising/Marketing) -- 6.2%
  WPP Group plc                                                     170                      10,678
                                                                                           --------
Consumer Staples -- 5.3%
  Personal Care -- 5.3%
  Avon Products, Inc.                                               190                       9,096
                                                                                           --------
Financials -- 36.3%
  Financial (Diversified) -- 18.5%
  American Express Company                                          270                      14,833
  Citigroup Inc.                                                    327                      16,681
                                                                                           --------
                                                                                             31,514
                                                                                           --------
  Insurance (Multi-Line) -- 8.7%
  American International Group, Inc.                                150                      14,784
                                                                                           --------
  Insurance (Property/Casualty) -- 9.1%
  Berkshire Hathaway Inc. - Class A                                 .22                      15,620(A)
                                                                                           --------
Technology -- 26.8%
  Communications Equipment -- 4.3%
  Nokia Oyj                                                         170                       7,395
                                                                                           --------
  Computers (Hardware) -- 14.0%
  Dell Computer Corporation                                         475                       8,283(A)
  Gateway, Inc.                                                     400                       7,196(A)
  International Business Machines Corporation                       100                       8,500
                                                                                           --------
                                                                                             23,979
                                                                                           --------

Legg Mason Focus Trust, Inc.

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Technology -- Continued
  Computers (Software/Services) -- 4.3%
  America Online, Inc.                                              210                    $  7,308(A)
                                                                                           --------
  Photography/Imaging -- 4.2%
  Eastman Kodak Company                                             180                       7,087
                                                                                           --------
Total Common Stock and Equity Interests (Identified
  Cost -- $171,334)                                                                         169,612
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.9%
Goldman, Sachs & Company
    6.34%, dated 12/29/00, to be repurchased at $1,669 on
    1/2/01 (Collateral: $1,746 Fannie Mae mortgage-backed
    securities, 6%,
    due 10/1/13, value $1,731)                                 $  1,668                       1,668
Morgan Stanley Dean Witter
    6.32%, dated 12/29/00, to be repurchased at $1,669 on
    1/2/01 (Collateral: $1,727 Fannie Mae mortgage-backed
    securities, 6.5%,
    due 3/1/29, value $1,712)                                     1,668                       1,668
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $3,336)                                       3,336
---------------------------------------------------------------------------------------------------
Total Investments -- 101.2% (Identified Cost -- $174,670)                                   172,948
Other Assets Less Liabilities -- (1.2)%                                                      (2,066)
                                                                                           --------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  8,453 shares outstanding                                     $188,161
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                             (15,557)
Unrealized appreciation/(depreciation) of investments
  and foreign currency transactions                              (1,722)
                                                               --------
NET ASSETS -- 100.0%                                                                       $170,882
                                                                                           --------
NET ASSET VALUE PER SHARE                                                                    $20.21
                                                                                             ------
---------------------------------------------------------------------------------------------------

(A)Non-income producing.

See notes to financial statements.

Statement of Operations
Legg Mason Focus Trust, Inc.
For the Year Ended December 31, 2000
(Amounts in Thousands)

--------------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                                  $  1,210
Interest                                                           931
                                                              --------
  Total income                                                                      $  2,141
                                                                                    --------
Expenses:
Investment advisory fee                                          1,599
Distribution and service fees                                    2,284
Transfer agent and shareholder servicing expense                   199
Audit and legal fees                                                33
Custodian fee                                                      122
Directors' fees                                                      8
Organization expense                                                 4
Registration fees                                                   57
Reports to shareholders                                             93
Other expenses                                                       8
                                                              --------
                                                                 4,407
Less fees waived                                                   (67)
                                                              --------
  Total expenses, net of waivers                                                       4,340
                                                                                    --------
NET INVESTMENT INCOME/(LOSS)                                                          (2,199)
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments                             (5,335)
Change in unrealized appreciation/(depreciation) of
  investments                                                  (48,051)
                                                              --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                               (53,386)
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(55,585)
--------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $44.

See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Focus Trust, Inc.
(Amounts in Thousands)

                                                                      For the Years Ended December 31,
                                                                   ---------------------------------------
                                                                          2000                1999
----------------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                            $  (2,199)          $ (1,617)
Net realized gain/(loss) on investments                                    (5,335)           (10,259)
Change in unrealized appreciation/(depreciation) of
  investments                                                             (48,051)            35,142
----------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                            (55,585)            23,266
Change in net assets from Fund share transactions                         (49,157)           205,269
----------------------------------------------------------------------------------------------------------
Change in net assets                                                     (104,742)           228,535

Net Assets:
Beginning of year                                                         275,624             47,089
----------------------------------------------------------------------------------------------------------
End of year                                                             $      --           $275,624
----------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss), end of year                 $      --           $     (1)
----------------------------------------------------------------------------------------------------------

                            ------------------------

Financial Highlights
Legg Mason Focus Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                   Investment Operations                    Distributions
                                          ----------------------------------------   ---------------------------
                                                                                        From
                              Net Asset      Net        Net Realized      Total          Net                       Net Asset
                               Value,     Investment   and Unrealized      From       Realized                      Value,
                              Beginning    Income/     Gain/(Loss) on   Investment     Gain on         Total        End of
                               of Year      (Loss)      Investments     Operations   Investments   Distributions     Year
----------------------------------------------------------------------------------------------------------------------------
Years Ended Dec. 31,
 2000                          $26.09       $(.26)(A)      $(5.62)        $(5.88)       $  --          $  --        $20.21
 1999                           22.00        (.15)(A)        4.24           4.09           --             --         26.09
 1998                           16.32        (.06)(A)        6.68           6.62         (.94)          (.94)        22.00
 1997                           13.01        (.11)(A)        3.89           3.78         (.47)          (.47)        16.32
 1996                           11.17        (.05)(A)        1.96           1.91         (.07)          (.07)        13.01

                                                  Ratios/Supplemental Data
                              -----------------------------------------------------------------
                                                         Net
                                                     Investment                   Net Assets,
                                        Expenses    Income/(Loss)   Portfolio       End of
                              Total    to Average    to Average     Turnover         Year
                              Return   Net Assets    Net Assets       Rate      (in thousands)
-----------------------------------------------------------------------------------------------
Years Ended Dec. 31,
 2000                         (22.54)%    1.90%(A)      (.96)%(A)      69%         $170,882
 1999                          18.59%     1.90%(A)      (.91)%(A)      14%          275,624
 1998                          41.47%     1.93%(A)      (.89)%(A)      21%           47,089
 1997                          29.10%     2.00%(A)      (.74)%(A)      14%            8,093
 1996                          17.14%     2.00%(A)      (.40)%(A)       8%            7,327

(A)Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets through June 30, 1998, and 1.90% through April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average net assets for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, would have been 1.93%, 1.93%, 2.71%, 4.04%, and 4.96%, respectively.
See notes to financial statements.

Notes To Financial Statements
Legg Mason Focus Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Focus Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

Security Valuation

     Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2000, there were no receivables for securities sold or payables for securities purchased.

Deferred Organizational Expenses

     Deferred organizational expenses of $65 were amortized on a straight line basis over 5 years commencing on April 17, 1995, the date the Fund's operations began. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment adviser until August 1, 2000 (see Note 4), agreed that in the event it redeemed any of its shares during the amortization period, it would reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares redeemed bore to the number of shares that LMFA purchased from Focus Capital Advisory, L.P. ("Focus Capital") on June 30, 1998, and which remained outstanding at the time of redemption.

--------------------------------------------------------------------------------

Federal Income Taxes

     No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

     At December 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $9,931 expiring in 2007 and $4,068 expiring in 2008.

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the year ended December 31, 2000, investment transactions (excluding short-term investments) were as follows:

Purchases  Proceeds From Sales
------------------------------
 $148,674       $183,632

     At December 31, 2000, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                             Net
                                        Appreciation/
  Cost    Appreciation   Depreciation   (Depreciation)
------------------------------------------------------
$175,905    $24,609        $(27,566)       $(2,957)

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

     The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to its agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets. Prior to August 1, 2000, LMFA served as investment adviser to the Fund, under a compensation agreement substantial similar to that with the current adviser.

--------------------------------------------------------------------------------

     LMFM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until April 30, 2001, as shown in the chart below:

                                              Year Ended                 At
                                           December 31, 2000      December 31, 2000
                                           -----------------      -----------------
 Expense           Expense Limitation         Management             Management
Limitation          Expiration Date           Fees Waived           Fees Payable
-----------------------------------------------------------------------------------
  1.90%             April 30, 2001                $67                    $39

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                         At December 31, 2000
                         --------------------
Distribution   Service     Distribution and
    Fee          Fee     Service Fee Payable
---------------------------------------------
   0.75%        0.25%            $151

     No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended December 31, 2000. Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $60 for the year ended December 31, 2000.

     LMFM, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Fund Share Transactions:

     At December 31, 2000, there were 100,000 shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                      Sold             Repurchased          Net Change
                                -----------------   ------------------   -----------------
                                Shares    Amount    Shares    Amount     Shares    Amount
------------------------------------------------------------------------------------------
Year Ended Dec. 31, 2000         3,135   $ 74,434   (5,244)  $(123,591)  (2,109)  $(49,157)
Year Ended Dec. 31, 1999        10,297    251,272   (1,875)    (46,003)  8,422     205,269

Report of Independent Accountants

To the Shareholders and Directors of Legg Mason Focus Trust, Inc.:

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Focus Trust, Inc. (hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

Baltimore, Maryland
February 2, 2001

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                EQUITY FUNDS:                                     SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
Total Return Trust                                  Opportunity Trust
American Leading Companies Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                GLOBAL FUNDS:                                    TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
Europe Fund                                         Investment Grade Income Portfolio
International Equity Trust                          High Yield Portfolio
Emerging Markets Trust

            TAX-FREE BOND FUNDS:                                 MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust             U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                      Cash Reserve Trust
Pennsylvania Tax-Free Income Trust                  Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                         [LEGG MASON FUNDS LOGO]

Investment Adviser
Legg Mason Funds Management, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, DC

Independent Accountants
PricewaterhouseCoopers LLP
Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-222
2/01